Exhibit 10.2
--------------------------------------------------------------------------------




                    PLEDGE, ESCROW AND DISBURSEMENT AGREEMENT

                                  by and among



                             RARE MEDIUM GROUP, INC.

                                (the "Company"),


                         APOLLO INVESTMENT FUND IV, L.P.

                                (the "Purchaser")

                                       and


                            THE CHASE MANHATTAN BANK

                              (the "Escrow Agent")


                                  June 4, 1999




--------------------------------------------------------------------------------

                    PLEDGE, ESCROW AND DISBURSEMENT AGREEMENT

THIS PLEDGE, ESCROW AND DISBURSEMENT AGREEMENT, dated as of June 4, 1999 (this "Agreement"), is by and among RARE MEDIUM GROUP, INC., a Delaware corporation (the "Company"), APOLLO INVESTMENT FUND IV, L.P., a Delaware limited partnership (the "Purchaser") and THE CHASE MANHATTAN BANK, a New York State chartered bank, in its capacity as collateral agent and escrow agent (the "Escrow Agent").

                                    RECITALS

         A. The Securities and the Escrow Proceeds. Pursuant to that certain Amended and Restated Securities Purchase Agreement dated as of June 4, 1999 (the "Securities Purchase Agreement") by and among the Company, the Purchaser, Apollo Overseas Partners IV, L.P. and AIF IV/RRRR LLC, the Company will issue the following (collectively, the "Securities") to the Purchaser and certain of its affiliates and certain other parties (i) 126,000 shares of its Series A Convertible Preferred Stock, par value $0.01 per share (the "Series A Preferred Shares") and 744,000 shares of its Series B Preferred Stock, par value $0.01 per share (the "Series B Preferred Shares"); (ii) 126,000 detachable ten-year warrants (the "Series 1-A Warrants") with the Series A Preferred Shares, and 744,000 detachable ten-year warrants (the "Series 1-B Warrants") with the Series B Preferred Shares, each of which shall entitle its holder to purchase from the Company 13.5 shares of the Company's common stock, par value $0.01 per share (the "Common Stock"), at a purchase price ranging from $0.01 to $4.20 per share depending on the market price of the Common Stock on the date of exercise; (iii) 12,262,542 ten-year warrants (the "Series 2 Warrants"), which shall initially be divided into two series, each of which shall entitle its holder to purchase from the Company one (1) share of Common Stock initially at a purchase price of $7.00 per share; and (iv) up to an additional 500,000 Series A Preferred Shares and an additional 775,000 Series B Preferred Shares for the payment of dividends, each such share to be issued with a Series 1-A or Series 1-B Warrant, respectively. Immediately after receipt of payment for the Securities (the "Deposit Time"), the Company will deposit $74,400,000 of the net proceeds from the sale of the Securities (the "Escrow Proceeds") into a segregated cash collateral account with the Escrow Agent at its office at 450 West 33rd Street, New York, NY 10001 in the name of The Chase Manhattan Bank, as Escrow Agent, entitled "Collateral Account for Rare Medium Group, Inc." (the "Escrow Account"). The Escrow Account and all balances and investments from time to time therein shall be under the sole dominion and control of the Escrow Agent. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Securities Purchase Agreement.

         B. Purpose. The parties hereto desire to set forth their agreement with regard to the administration of the Escrow Account, the creation of a security interest in the Collateral (as defined herein) and the conditions upon which funds will be released from the Escrow Account and the conditions upon which the security interest and Lien (as defined herein) described herein will be released.

                                    AGREEMENT

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Security Interest.

     1.1. Pledge and Assignment. The Company hereby pledges, assigns and sets over to the Purchaser and grants to the Purchaser a first priority continuing security interest in all of the Company's right, title and interest to all of the following, whether now owned or existing or hereafter acquired or created (collectively, the "Collateral"):

     1.1.1. the Escrow Account;

     1.1.2. all funds from time to time held in the Escrow Account, including, without limitation, the Escrow Proceeds and all certificates and instruments, if any, from time to time, representing or evidencing the Escrow Account or the Escrow Proceeds;

     1.1.3. all Pledged Investments (as defined herein), whether the same shall constitute certificated securities, uncertificated securities, investment property, instruments, general intangibles, whether in the possession, custody or control of, or otherwise held by or registered in the name of, the Escrow Agent or the Purchaser and all certificates and instruments, if any, from time to time representing or evidencing the Pledged Investments;

     1.1.4. all notes, certificates of deposit, deposit accounts, checks and other instruments from time to time hereafter delivered to or otherwise possessed by the Purchaser or the Escrow Agent for or on behalf of the Company for or in addition to any or all of the then existing Collateral;

     1.1.5. all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing Collateral; and

     1.1.6. all proceeds of the foregoing including, without limitation, cash proceeds.

The Company and the Purchaser hereby appoint the Escrow Agent to act as the Purchaser's agent, for purposes of perfecting the foregoing pledge, assignment and security interest in the Collateral, and the Escrow Agent hereby accepts such appointment. The Escrow Agent hereby acknowledges the security interest in the Collateral granted by the Company in favor of the Purchaser hereunder. The Escrow Agent further acknowledges that it is holding the Collateral for the benefit of the Purchaser and the Company and subject to the pledge and security interest granted to the Purchaser hereunder. For so long as the foregoing pledge, assignment and security interest remains in effect, the Escrow Agent hereby waives any right of setoff or banker's lien or clearing liens that it, in its individual capacity, may have with respect to any or all of the Collateral.

     1.2. Secured Obligations. This Agreement secures the due and punctual payment and performance of all obligations of the Company to redeem the Series B Preferred Shares in accordance with the terms of such Securities and the Securities Purchase Agreement, including, without limitation, the obligation to pay any dividends accrued thereon (collectively, the "Secured Obligations").

     1.3. Delivery of Collateral. All certificates or instruments, if any, representing or evidencing the Collateral shall be held by or on behalf of the Escrow Agent pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignments in blank, all in form and substance reasonably satisfactory to the Purchaser and the Escrow Agent. All securities in uncertificated or book-entry form, if any, representing or evidencing the Collateral shall be registered in the name of the Purchaser or any of its nominees by book-entry or as otherwise appropriate so as to properly identify the interest of the Purchaser therein. In addition, the Purchaser shall have the right, at any time following the occurrence of a Redemption Event (as defined herein), and only for so long as such Redemption Event is continuing, to instruct the Escrow Agent to release the Collateral and to transfer to or to register in the name of the Purchaser or any of its nominees any or all other Collateral. Except as otherwise provided herein, all Collateral shall be deposited and held in the Escrow Account. The Purchaser shall have the right at any time to exchange certificates or instruments representing or evidencing all or any portion of the Collateral for certificates or instruments of smaller or larger denominations in the same aggregate amount.

     1.4. Further Assurances. Prior to, contemporaneously herewith, and at any time and from time to time hereafter, the Company shall, at the Company's expense, execute and deliver to the Purchaser or the Escrow Agent such other instruments and documents, and shall take all further action as it deems reasonably necessary or advisable or as the Purchaser or the Escrow Agent may reasonably request, and the Company shall take all necessary action to preserve and protect the security interest created hereby as a first priority, perfected lien and encumbrance upon the Collateral. The Company shall pay all reasonable costs incurred in connection with any of the foregoing.

     1.5. Maintaining the Escrow Account. So long as this Agreement is in full force and effect:

          1.5.1. the Company shall establish and maintain the Escrow Account with the Escrow Agent in New York, New York, and the Escrow Account and the Collateral shall at all times remain under the exclusive dominion and control of the Escrow Agent for the benefit of the Purchaser and the Company; and

        1.5.2. notwithstanding any term or condition to the contrary in any other agreement relating to the Escrow Account and except as otherwise provided by the provisions of Article 3 of this Agreement, no amount (including, without limitation, interest on or other proceeds of the Escrow Account or on any Pledged Investments held therein) shall be paid or released to or for the account of, or withdrawn by or for the account of, the Company or any other person or entity other than the Purchaser from the Escrow Account.

        1.6. Transfers and Other Liens. Until termination of this Agreement pursuant to Section 8, the Company agrees that it shall not (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Collateral or (ii) create or permit to exist any Lien (other than clearing liens and margin liens) upon or with respect to any of the Collateral, except for the security interest under this Agreement.

        1.7. Attorneys-in-Fact. The Company hereby irrevocably appoints the Escrow Agent as the Company's attorney-in-fact, coupled with an interest, with full authority in the place and stead of the Company and in the name of the Company or otherwise, from time to time in the Escrow Agent's discretion to, so long as any Redemption Event has occurred and is continuing, take any action and to execute any instrument which the Escrow Agent may deem reasonably necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to receive, endorse and collect all instruments made payable to the Company representing any interest payment, dividend or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same, and the expenses of the Escrow Agent (including reasonable fees of its agents and counsel) incurred in connection therewith shall be payable by the Company.

        1.8. Escrow Account Statement. Each month, the Escrow Agent shall deliver to the Company and the Purchaser a statement in a form satisfactory to the Company and the Purchaser setting forth with reasonable particularity the balance of funds then in the Escrow Account and the manner in which such funds are invested. The parties hereto instruct the Escrow Agent that on the first date upon which the balance in the Escrow account is reduced to zero, the Escrow Agent shall deliver to the Company and to the Purchaser a notice that the balance in the Escrow Account has been reduced to zero.

     2. Investment and Liquidation of Funds in Escrow Account. Funds deposited in the Escrow Account shall be invested and reinvested by the Escrow Agent on the following terms and conditions:

        2.1. Pledged Investments. Subject to the provisions of Articles 2 and 3, funds held by the Escrow Agent in the Escrow Account may, at the written direction of the Company, be invested and reinvested solely in the following ("Pledged Investments"): (x) securities that are (i) direct obligations of the United States of America for the payment of which the full faith and credit of the United States of America is pledged, (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United
States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which in either case, are not callable or redeemable at the option of the issuer thereof, or (iii) any "AAA" - rated money market mutual fund that invests in
(i) and (ii) and (y) depository receipts issued by a bank (as defined in Section 3(a)(2) of the Securities Act) as custodian with respect to any U.S. Government Obligation which is specified in clause (x) above and held by such bank for the account of the holder of such depository receipt, or with respect to any specific payment of principal or interest on any U.S.
Government Obligation which is so specified and held, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal or interest of the U.S. Government Obligation evidenced by such depository receipt.

     If the Company fails to give written investment instructions to the Escrow Agent by 10:00 a.m. (New York time) on any Business Day (other than the Closing Date) on which there is uninvested cash and/or maturing Pledged Investments in the Escrow Account, the Purchaser is hereby authorized and directed to direct the Escrow Agent to, and the Escrow Agent shall, invest any such cash or the proceeds of any maturing Pledged Investments in the investments described in clause (iii) above. On the Closing Date, the Company may direct the Purchaser, who shall direct the Escrow Agent, to invest the proceeds in the Escrow Account in Pledged Investments until 2:00 p.m., which instructions shall be executed no later than 12:00 noon on the Business Day immediately following the Closing Date. The Company's failure to give such investment instructions shall not constitute a default or a Redemption Event hereunder.

     2.2 Interest. All interest and income earned and dividends and other property received on funds invested in Pledged Investments shall be held in the Escrow Account and reinvested in accordance with the terms hereof and shall be subject to the security interest granted hereunder to the Purchaser.

    2.3 Limitation of Purchaser's and Escrow Agent's Liability. Subject to
Section 10.12, in no event shall the Purchaser or the Escrow Agent have any liability to the Company, or any other Person, nor shall the Company have any liability to the Purchaser, for investing the funds from time to time in the Escrow Account in accordance with the provisions of this Article 2, regardless of whether greater income or a higher yield could have been obtained had the Escrow Agent invested such funds in different Pledged Investments, or for any loss (including breakage costs or loss of principal) associated with the sale or liquidation of Pledged Investments in accordance with the terms of this Agreement.

     2.4. Liquidation of Funds. In liquidating any Pledged Investments in accordance with Article 3 of this Agreement, the Company shall direct the Escrow Agent as to which Pledged Investments shall be liquidated.

     3. Release of Collateral

        3.1. Release of Collateral to the Company. Upon the execution by an officer of the Company of a certificate in the form attached hereto as Exhibit A-1 and the acknowledgment and agreement thereto by a duly authorized representative of the Purchaser, indicating that:

     (a) (i) all approvals by the holders of any class or series of shares of stock of the Company required pursuant to Section 7.11 of the Securities Purchase Agreement have been obtained on or before the date which is 120 days after the Closing Date (the "Outside Date"), or the Company and the Purchaser have mutually agreed that no such approvals are necessary; and (ii) all Series B Preferred Shares have been converted into Series A Preferred Shares, all Series 1-B Warrants have been converted into Series 1-A Warrants and all Series 2-B Warrants have been converted into Series 2-A Warrants, or

     (b) the Company requests that the Purchaser permit the release from the Escrow Account of the amount set forth in such certificate, which the Company agrees to use for the purposes described in such certificate, it being understood and agreed that the Purchaser has the sole discretion to accept or reject such request for release of funds, the Escrow Agent shall comply with any instructions set forth in such certificate which have been acknowledged and agreed to by the Purchaser.

        3.2. Release of Collateral to the Purchaser. Upon the execution and delivery by a duly authorized representative of the Purchaser of a certificate in the form attached hereto as Exhibit A-2 indicating that:

     (a) any one or more approvals by the holders of any class or series of shares of stock of the Company required pursuant to Section 7.11 of the Securities Purchase Agreement have not been obtained on or before the Outside Date; and

     (b) the Purchaser is tendering with such certificate Series B Preferred Shares to the Escrow Agent, which Securities shall be delivered by the Escrow Agent to the Company upon receipt by the Purchaser of the amount of immediately available funds requested therein, the Escrow Agent shall comply with any instructions set forth in such certificate to deliver the Collateral described therein to the Purchaser. The Purchaser agrees to provide notice to the Company of the release of the Collateral to the Purchaser pursuant to this Section 3.2.

     3.3 Automatic Termination. If the Company shall not have responded to the notice from the Requisite Holders required by Section 4(b) of the Certificate of Designation of Series B Preferred Stock within the time limits prescribed therein and the right of the holders of Series B Preferred Stock to require the Company to redeem the Series B Preferred Stock thereunder shall expire, (i) this Agreement shall terminate automatically, (ii) the Company and the Purchaser shall notify the Escrow Agent in writing that the Agreement has terminated and (iii) the Escrow Agent shall deliver the Collateral to the Company.

     4. Representations and Warranties. The Company hereby represents and warrants that:

        4.1. The execution, delivery and performance by the Company of this Agreement are within the Company's corporate powers, have been duly authorized by all necessary corporate action, and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation of the Company or of any agreement, judgment, injunction, order, decree or other instrument binding upon the Company or result in the creation or imposition of any Lien on any assets of the Company, except for the security interests granted under this Agreement.

        4.2. Except as contemplated hereunder, the Company is the record and beneficial owner of the Collateral, free and clear of any and all Liens or claims of any person or entity (except for the security interests granted under this Agreement and closing liens and margin liens). No financing statement covering the Collateral is on file in any public office other than the financing statements filed pursuant to this Agreement.

        4.3. This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally or general principles of equity and commercial reasonableness.

        4.4 Upon the filing of financing statements required by the Uniform Commercial Code (the "UCC"), the pledge of the Collateral pursuant to this Agreement creates a valid and perfected first priority security interest in and to the Collateral, securing the payment of the Secured Obligations for the benefit of the Purchaser, enforceable as such against all creditors of the Company and any persons purporting to purchase any of the Collateral from the Company.

        4.5. No consent of any other Person and no consent, authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either (1) for the pledge by the Company of the Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by the Company (except for any filings or other actions necessary, to perfect Liens on the Collateral) or (2) for the exercise by the Purchaser of the rights, provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement.

        4.6. No litigation, investigation or proceeding of or before any arbitrator or governmental authority is pending or, to the knowledge of the Company, threatened by or against the Company with respect this Agreement or any of the transactions contemplated hereby.

        5. Covenants.

        The Company covenants and agrees with the Escrow Agent and the Purchaser, from and after the date of this Agreement until the termination of this Agreement pursuant to Section 8 hereof, as follows:

        (i) The Company shall not (a) sell or otherwise dispose of, or grant any option or warrant with respect to, any of the Collateral (except in the ordinary course of business) or (b) create or permit to exist any Lien upon or with respect to any of the Collateral (except for the lien created pursuant to this Agreement and clearing liens and margin liens) and, except as otherwise provided in this Agreement, at all times shall be the sole beneficial owner of the Collateral.

        (ii) The Company shall not (a) enter into any agreement or understanding that purports to or may restrict or inhibit the Escrow Agent's or the Purchaser's rights or remedies hereunder, including, without limitation, the Purchaser's right to sell or otherwise dispose of the Collateral in accordance with the terms of this Agreement or (b) fail to pay or discharge any tax, assessment or levy of any nature not later than five days prior to the date of any proposed sale under any judgment, writ or warrant of attachment with regard to the Collateral.

     6. Remedies upon Default. If any Redemption Event shall have occurred and be continuing:

          (i) The Purchaser may, upon 48 hours written notice to the Company, at any time or from time to time, direct the Escrow Agent to liquidate all Pledged Investments and transfer all funds in the Escrow Account to the Purchaser for its own account.

          (ii) The Escrow Agent and/or the Purchaser may also exercise in respect of the Collateral, in addition to the other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the UCC in effect at that time in the State of New York (whether or not the UCC applies to the affected Collateral), and may also, without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Purchaser's or the Escrow Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Purchaser may deem commercially reasonable. The Company agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to the Company of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The

     Purchaser and the Escrow Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Purchaser or the Escrow Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

          (iii) Any cash held by the Escrow Agent as Collateral and all net cash proceeds received by the Purchaser or the Escrow Agent in respect of any sale or liquidation of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Purchaser, be held by the Purchaser or the Escrow Agent as collateral for, and/or then or at any time thereafter be applied (after payment of any costs and expenses incurred in connection with any sale, liquidation or disposition of or realization upon the Collateral and the payment of any amounts payable to the Purchaser or the Escrow Agent) in whole or in part by the Purchaser or the Escrow Agent against all or any part of the Secured Obligations in such order as the Purchaser shall elect. Any surplus of such cash or cash proceeds held by the Purchaser or the Escrow Agent and remaining after payment in full of all the Secured Obligations and the costs and expenses incurred by and amounts payable to the Purchaser or the Escrow Agent hereunder or under the Securities Purchase Agreement shall be paid over to the Company or to whomsoever shall be lawfully entitled to receive such surplus.

     7. Indemnity and Authority of the Escrow Agent.

        7.1. The Escrow Agent shall have and be entitled to exercise all powers hereunder that are specifically granted to the Escrow Agent by the terms hereof, together with such powers as are reasonably incident thereto. The Escrow Agent may perform any of its duties hereunder or in connection with the Escrow Account by or through agents or employees and shall be entitled to retain counsel of its choice and to act in reliance upon the advice of such counsel concerning all such matters. Neither the Escrow Agent, nor any director, officer, partner, principal, employee, attorney or agent of the Escrow Agent (each, an "Indemnified Person") shall be responsible for the validity, effectiveness or sufficiency hereof or of any document or security furnished pursuant hereto. The Escrow Agent and its directors, officers, partners, principals, employees, attorneys and agents shall be entitled to rely on any communication, instrument or document reasonably believed by it or them to be genuine and correct and to have been signed or sent by the proper person or persons. The Company agrees to indemnify and hold harmless the Escrow Agent and each Indemnified Person from and against any and all costs, expenses (including the reasonable fees and disbursements of counsel (including the reasonably allocated costs of inside counsel)), claims and liabilities incurred by the Escrow Agent or such Indemnified Person hereunder arising out of or incurred in connection with such persons or in connection with the performance of its duties or obligations hereunder or under the Securities Purchase Agreement, the Certificate of Designation for the Series
B Preferred Stock or the Series 1-B Warrant or exercising any rights provided for hereunder or in the Securities Purchase Agreement, the Certificate of Designation for the Series B Preferred Stock or the Series 1-B Warrant, unless such claim or liability shall be attributable to bad faith, gross negligence or willful misconduct on the part of the Escrow Agent or such Indemnified Person.

        7.2. No provision of this Agreement shall require the Escrow Agent or the Purchaser to expend or risk its own funds or incur any liability, other than pursuant to the Escrow Agent's or the Purchaser's gross negligence or wilful misconduct.

        7.3. The obligations of the Company under this Section 7 shall survive the satisfaction and discharge of this Agreement or the resignation or removal of the Escrow Agent pursuant to Section 7.4 hereof.

        7.4. The Escrow Agent may resign and be discharged from its duties or obligations hereunder by giving notice in writing to the Purchaser and the Company of such resignation specifying a date when such resignation shall take effect. The Escrow Agent shall have the right to withhold an amount equal to the amount due and owing to the Escrow Agent, plus any costs and expenses the Escrow Agent shall reasonably believe may be incurred by the Escrow Agent in connection with the termination of this Agreement.

        7.5. Anything in this Agreement to the contrary notwithstanding, in no event shall the Escrow Agent be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Escrow Agent has been advised of the likelihood of such loss or damage and regardless of the form of action unless such loss or damage shall be attributable to bad faith, gross negligence or wilful misconduct on the part of the Escrow Agent.

        7.6. In the event that the Escrow Agent shall be uncertain as to its duties or rights hereunder or shall receive instructions, claims or demands from any party hereto which, in its opinion, conflict with any provisions of this Agreement, it shall be entitled to refrain from taking any action and its sole obligation shall be to keep safely all property held in escrow until it shall be directed otherwise in writing by all of the other parties hereto or by a final order or judgment of a court of competent jurisdiction.

        7.7. Any corporation into which the Escrow Agent in its individual capacity may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Escrow Agent in its individual capacity shall be a party, or any corporation to which substantially all the corporate trust business of the Escrow Agent in its individual capacity may be transferred, shall be the Escrow Agent under this Agreement without further act.

        7.8. The Escrow Agent shall have the right to withhold an amount equal to the amount due and owing to the Escrow Agent pursuant to Section 10.7 hereof.

     8. Termination. This Agreement shall create a continuing security interest in and to the Collateral and such security interest shall, unless otherwise provided in this Agreement, remain in full force and effect until the release of all funds and other Collateral held in the Escrow Account pursuant to Section 3 of this Agreement, at which time, subject to the provisions of Section 10.3 hereof, this Agreement shall terminate.

     9. Definitions.

        "Business Day" means any day other than a Saturday, a Sunday or a day on which banking institutions of the City of New York are authorized by law, regulation or executive order to remain closed.

        "Lien" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset, whether or not filed, recorded or otherwise perfected under applicable law (including any conditional sale or other title retention agreement, any lease in the nature thereof, any option or other agreement to sell or give a security interest in and any filing of or agreement to give any financing statement under the UCC (or equivalent statutes) of any jurisdiction).

        "Redemption Event" means the date on which a duly authorized representative of the Purchaser delivers a certificate in the form attached hereto as Exhibit A-2, indicating that:

     (a) any one or more approvals by the holders of any class or series of shares of stock of the Company required pursuant to Section 7.11 of the Securities Purchase Agreement have not been obtained on or before the Outside Date; and

     (b) the Purchaser is tendering with such certificate Series B Preferred Shares to the Escrow Agent for delivery by the Escrow Agent to the Company upon receipt by the Purchaser of the amount of immediately available funds requested therein.

     10. Miscellaneous.

        10.1. Waiver. The parties hereto (other than the breaching party) may specifically waive any breach of this Agreement by any other party, but no such waiver shall be deemed to have been given unless such waiver is in writing, signed by the waiving parties, and specifically designates the breach waived, nor shall any such waiver constitute a continuing waiver of similar or other breaches.

        10.2. Invalidity. If, for any reason whatsoever, any one or more of the provisions of this Agreement shall be held or deemed to be inoperative, unenforceable or invalid in a particular case or in all cases, such circumstances shall not have the effect of rendering any of the other provisions of this Agreement inoperative, unenforceable or invalid, and the inoperative, unenforceable or invalid provision shall be construed as if it were written so as to effectuate, to the maximum extent possible, the parties' intent.

        10.3. Survival of Provisions. All representations, warranties and covenants of the Company and the Purchaser contained herein shall survive the execution and delivery of this Agreement, and shall terminate only upon the termination of this Agreement; provided, however, that the Company's obligations pursuant to Section 7 hereof shall survive the termination of this Agreement (including any termination under applicable bankruptcy laws) or the resignation or removal of the Escrow Agent pursuant to Section 7.4 hereof.

        10.4. Assignment. This Agreement shall inure to and be binding upon the parties and their respective successors and permitted assigns; provided, however, that neither the Company nor the Purchaser may assign its rights or obligations hereunder without the express prior written consent of the other.

        10.5. Entire Agreement; Amendments. This Agreement, the Securities Purchase Agreement and the Securities contain the entire agreement among the parties with respect to the subject matter hereof and supersede any and all prior agreements, understandings and commitments with respect thereto, whether oral or written. This Agreement may be amended only by a writing signed by duly authorized representatives of all parties.

        10.6. Notices. All notices and other communications required or permitted to be given or made under this Agreement to any party hereto shall be delivered in writing by hand delivery or overnight delivery, or shall be delivered by facsimile or telephonically with confirmation in writing not more than twenty-four hours following such telephonic notice. A notice given in accordance with the preceding sentence shall be deemed to have been duly given upon the sending thereof. Notices should be addressed as follows:

     if to the Company:

          Rare Medium Group, Inc.
          44 West 18th Street
          6th Floor
          New York, NY 10011
          Attention: Glenn S. Meyers
          Telecopy No.: (917) 217-1111
     with a copy to:

          Mesirov Gelman Jaffe Cramer
          & Jamieson, LLP
          1735 Market Street
          Philadelphia, PA 19103
          Attention: Richard P. Jaffe
          Telecopy No.: (215) 994-1046

     if to the Purchaser:

          Apollo Investment Fund IV, L.P.
          c/o Apollo Management, L.P.
          1301 Avenue of the Americas
          38th Floor
          New York, NY 10019
          Attention: Andrew D. Africk
          Telecopy No.: (212) 261-4071

     with copies to:

          Sidley & Austin
          875 Third Avenue
          New York, NY 10022
          Attention: Daniel G. Kelly, Jr.
          Telecopy No.: (212) 906-2021

     if to the Escrow Agent:

          The Chase Manhattan Bank
          Corporate Trust Group
          450 West 33rd Street
          New York, NY  10001
          Attention: Escrow Administration, 10th Floor
          Telecopier: (212) 946-8156


or at such other address, facsimile number or phone number as the specified entity most recently may have designated in writing in accordance with this paragraph to the other parties.

        10.7. Fees and Expenses. The Company shall from time to time pay to the Purchaser and the Escrow Agent their reasonable fees and expenses and any reasonable fees and expenses of their counsel, that the Purchaser and Escrow Agent may incur in connection with (a) the administration of this Agreement; (b) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral; (c) the exercise or enforcement of any of the rights of the Purchaser and Escrow Agent hereunder; or (d) the failure by the Company to perform or observe any of the provisions hereof, in each case other than any such expense that arise from the bad faith, gross negligence or willful misconduct of the Purchaser or the Escrow Agent. The Escrow Agent's fees shall be in accordance with Schedule I hereto.

        10.8. Tax Identification Number. Each of the Purchaser and the Company shall provide the Escrow Agent with its Tax Identification Number (TIN) as assigned by the Internal Revenue Service. All interest or other income earned under this Agreement shall be allocated and paid as provided herein and reported by the recipient to the Internal Revenue Services as having been so allocated and paid.

        10.9. Confirmation. (a) In the event funds transfer instructions are given (other than in writing at the time of execution of this Agreement), whether in writing, by telecopier or otherwise, the Escrow Agent is authorized to seek confirmation of such instructions by telephone call-back to the person or persons designated on Schedule II hereto, and the Escrow Agent may rely upon the confirmations of anyone purporting to be the person or persons so designated. The persons and telephone numbers for call-backs may be changed only in a writing actually received and acknowledged by the Escrow Agent. The parties to this Agreement acknowledge that such security procedure is commercially reasonable.

        (b) It is understood that the Escrow Agent and the beneficiary's bank in any funds transfer may rely solely upon any account numbers or similar identifying number provided by either of the other parties hereto to identify
(i) the beneficiary, (ii) the beneficiary's bank, or (iii) an intermediary bank. The Escrow Agent may apply any of the escrowed funds for any payment order it executes using any such identifying number, even where its use may result in a person other than the beneficiary being paid, or the transfer of funds to a bank other than the beneficiary's bank, or an intermediary bank designated.

        10.10. Security Interest Absolute. All rights of the Purchaser and the security interests hereunder, and all obligations of the Company hereunder, shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Securities Purchase Agreement, the Securities or any other agreement or instrument relating thereto; (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Securities Purchase Agreement; (c) any exchange, surrender, release or non-perfection of any Liens on the Collateral for all or any of the Secured Obligations; or (d) to the extent permitted by applicable law, any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Company in respect of the Secured Obligations or of this Agreement.

     10.11. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by facsimile shall be effective as delivery of a manually executed counterpart of this Agreement; provided that an original is supplied as soon as practical thereafter.

     10.12. GOVERNING LAW; SUBMISSION TO JURISDICTION; WAIVER OF DAMAGES.

          (i) THIS AGREEMENT SHALL BE GOVERNED BY AND INTERPRETED UNDER THE LAWS OF THE STATE OF NEW YORK, AND ANY DISPUTE ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THE COMPANY, THE PURCHASER AND THE ESCROW AGENT IN CONNECTION WITH THIS AGREEMENT, AND WHETHER ARISING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE RESOLVED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICTS OF LAWS PROVISIONS) AND DECISIONS OF THE STATE OF NEW YORK.

          (ii) EXCEPT AS PROVIDED IN THE NEXT PARAGRAPH AND IN PARAGRAPH (vi) BELOW, THE COMPANY, THE PURCHASER AND THE ESCROW AGENT AGREE THAT ALL DISPUTES BETWEEN OR AMONG THEM ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT, AND WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, SHALL BE RESOLVED ONLY BY STATE OR FEDERAL COURTS LOCATED IN NEW YORK, NEW YORK, BUT THE COMPANY, THE PURCHASER AND THE ESCROW AGENT ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF NEW YORK, NEW YORK. THE COMPANY WAIVES IN ALL DISPUTES ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT CONSIDERING THE DISPUTE INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS.

          (iii) THE COMPANY HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE OR FEDERAL COURT SITTING IN NEW YORK CITY IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE COMPANY WAIVES ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT IN WHICH THE PURCHASER HAS COMMENCED A PROCEEDING DESCRIBED IN THIS PARAGRAPH, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS.

          (iv) THE COMPANY, THE PURCHASER AND THE ESCROW AGENT EACH WAIVE ANY AND ALL RIGHTS TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, ARISING OUT OF, IN CONNECTION WITH, OR RELATING OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM PURSUANT TO, UNDER OR IN CONNECTION WITH THIS AGREEMENT. INSTEAD, ALL DISPUTES RESOLVED IN COURT WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY.

          (v) THE COMPANY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE COMPANY AT ITS ADDRESS SET FORTH IN THE SECURITIES PURCHASE AGREEMENT, SUCH SERVICE TO BECOME EFFECTIVE FIVE (5) BUSINESS DAYS AFTER SUCH MAILING.

          (vi) NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE ESCROW AGENT OR THE PURCHASER TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDING OR OTHERWISE PROCEED AGAINST THE COMPANY IN ANY OTHER JURISDICTION.

          (vii) THE COMPANY AGREES THAT THE ESCROW AGENT SHALL NOT HAVE ANY LIABILITY TO THE COMPANY (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) FOR LOSSES SUFFERED BY THE COMPANY IN CONNECTION WITH, ARISING OUT OF, OR IN ANY WAY RELATING OR INCIDENTAL TO, THE TRANSACTIONS CONTEMPLATED AND THE RELATIONSHIP ESTABLISHED BY THIS AGREEMENT, OR ANY ACT, OMISSION OR EVENT OCCURRING IN CONNECTION THEREWITH, UNLESS IT IS DETERMINED BY A COURT THAT IS BINDING ON THE ESCROW AGENT THAT SUCH LOSSES WERE THE RESULT OF ACTS OR OMISSIONS ON THE PART OF THE ESCROW AGENT CONSTITUTING BAD FAITH, GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

          (viii) TO THE EXTENT PERMITTED BY APPLICABLE LAW, AND EXCEPT AS OTHERWISE PROVIDED IN THIS AGREEMENT, THE COMPANY WAIVES ALL RIGHTS OF NOTICE AND HEARING OF ANY KIND PRIOR TO THE EXERCISE BY THE PURCHASER OR THE ESCROW AGENT OF ITS RIGHTS DURING THE CONTINUANCE OF A REDEMPTION EVENT TO REPOSSESS THE COLLATERAL WITH JUDICIAL PROCESS OR TO REPLEVY, ATTACH OR LEVY UPON THE COLLATERAL OR OTHER SECURITY FOR THE SECURED OBLIGATIONS. TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE COMPANY WAIVES THE POSTING OF ANY BOND OTHERWISE REQUIRED OF

     THE PURCHASER OR THE ESCROW AGENT IN CONNECTION WITH ANY JUDICIAL PROCESS OR PROCEEDING TO OBTAIN POSSESSION OF, REPLEVY, ATTACH OR LEVY UPON THE COLLATERAL OR OTHER SECURITY FOR THE SECURED OBLIGATIONS, TO ENFORCE ANY JUDGMENT OR OTHER COURT ORDER ENTERED IN FAVOR OF THE PURCHASER OR THE ESCROW AGENT, OR TO ENFORCE BY SPECIFIC PERFORMANCE, TEMPORARY RESTRAINING ORDER OR PRELIMINARY OR PERMANENT INJUNCTION, THIS AGREEMENT OR ANY OTHER AGREEMENT OR DOCUMENT BETWEEN THE COMPANY ON THE ONE HAND AND THE PURCHASER AND/OR THE ESCROW AGENT ON THE OTHER HAND.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day first written above.

                                       RARE MEDIUM GROUP, INC.


                                       By
                                          ----------------------------------
                                            Name:
                                            Title:

                                       THE CHASE MANHATTAN BANK


                                       By
                                          ----------------------------------
                                            Name:
                                            Title:


                                       APOLLO INVESTMENT FUND IV, L.P.

                                       By: APOLLO ADVISORS IV, L.P.,
                                              its general partner

                                       By: Apollo Capital Management IV, Inc.
                                              its general partner


                                       By
                                          ----------------------------------
                                            Name:
                                            Title:  Vice President

                                   EXHIBIT A-1


               Form of Certificate for Release of Funds to Company



                                                             Date: __________


        The undersigned officer of Rare Medium Group, Inc., a Delaware corporation (the "Company") hereby certifies, pursuant to Section 3.1 of the Pledge, Escrow and Disbursement Agreement dated as of June 4, 1999 by and among the Company, Apollo Investment Fund IV, L.P., (the "Purchaser"), and The Chase Manhattan Bank, as collateral agent and escrow agent (the "Escrow Agent"), that

     [(a) all approvals by the holders of any class or series of shares of stock of the Company required pursuant to Section 7.11 of the Securities Purchase Agreement have been obtained on or before the date which is 120 days after the Closing Date (the "Outside Date"), or the Company and the Purchaser have mutually agreed that no such approvals are necessary for such conversion; and

     (b) all Series B Preferred Shares have been converted into Series A Preferred Shares, all Series 1-B Warrants have been converted into Series 1-A Warrants and all Series 2-B Warrants have been converted into Series 2-A Warrants.]

[The Company hereby requests that the Purchaser permit the release from the Escrow Account of the amount set forth below, which the Company agrees to use for the sole purpose of [describe requested used of proceeds], it being understood and agreed that the Purchaser has the sole discretion to accept or reject such request for release of funds.]

        The Company hereby requests the Purchaser, by signing below, to direct the Escrow Agent to liquidate $________ worth of Pledged Investments in the Escrow Account by not later than 12:00 noon (New York time) on ________, 1999 and to transfer $__________ in immediately available funds to the Company.

        Capitalized terms used herein without definition shall have the meanings set forth in the Pledge, Escrow and Disbursement Agreement.


                                       By
                                          ----------------------------------
                                                Name:
                                                Title:

Acknowledged and agreed to by:


APOLLO INVESTMENT FUND IV, L.P.

By: APOLLO ADVISORS IV, L.P.,
       its general partner

         By: Apollo Capital Management IV, Inc.
              its general partner


         By
            ----------------------------------
              Name:
              Title:  Vice President

                                   EXHIBIT A-2


              Form of Certificate for Release of Funds to Purchaser



                                                             Date: __________

        The undersigned officer of Apollo Capital Management IV, Inc., the general partner of Apollo Investment Fund IV, L.P., a Delaware limited partnership (the "Purchaser") hereby certifies, pursuant to Section 3.2 of the Pledge, Escrow and Disbursement Agreement dated as of June 4, 1999 by and among Rare Medium Group, Inc. (the "Company"), the Purchaser and The Chase Manhattan Bank as collateral agent and escrow agent (the "Escrow Agent"), that

     (a) any one or more approvals by the holders of any class or series of shares of stock of the Company required pursuant to Section 7.11 of the Securities Purchase Agreement have not been obtained on or before the date which is 120 days after the Closing Date (the "Outside Date"); and

     (b) the Purchaser is tendering herewith Series B Preferred Shares to the Escrow Agent, which Securities shall be delivered by the Escrow Agent to the Company upon receipt by the Purchaser of the amount of immediately available funds requested below.

        The Purchaser hereby directs the Escrow Agent to liquidate $________ worth of Pledged Investments in the Escrow Account by not later than 12:00 noon (New York time) on ________, 1999 and to transfer $__________ in immediately available funds to the Purchaser, and promptly thereafter to deliver all the Series B Preferred Shares tendered herewith to the Company.

        Capitalized terms used herein without definition shall have the meanings set forth in the Pledge, Escrow and Disbursement Agreement.




                                       APOLLO INVESTMENT FUND IV, L.P.

                                       By: APOLLO ADVISORS IV, L.P.,
                                              its general partner

                                       By: Apollo Capital Management IV, Inc.
                                              its general partner


                                       By
                                          ----------------------------------
                                            Name:
                                            Title:  Vice President

                                   SCHEDULE I

                                      Fees


(a) $20,000 assuming investment in the Chase US Government Money Market Account (otherwise known as the VISTA Account); or

(b)  $30,000 assuming investment in alternative money market investments.